Victory Portfolios

Victory Strategic Allocation Fund

(the "Fund")

Supplement dated December 8, 2023,

to the Summary Prospectus and Prospectus each dated November 1, 2023

Effective December 8, 2023, Kelly Cliff will no longer manage the Fund, and Mannik Dhillon will be added as the new portfolio manager. The following will replace the Portfolio Management table found on page 7 of the Prospectus:

Portfolio Management

Tenure with
	Title	the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises &	Since December 2023
Solutions

The reference to Kelly Cliff in the Portfolio Management subsection under the section titled "Organization and Management of the Fund" found on page 20 of the Prospectus will be deleted and replaced with the following:

Mannik Dhillon serves as President, Investment Franchises & Solutions, for the Adviser and has been a portfolio manager of the Fund since December 2023. From 2017-2023, he served as President, VictoryShares & Solutions. From 2015-2017, he served as the Adviser's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Portfolios

Victory Strategic Allocation Fund

(the "Fund")

Supplement dated December 8, 2023,

to the Statement of Additional Information ("SAI") dated November 1, 2023

Effective December 8, 2023, Kelly Cliff will no longer manage the Fund, and Mannik Dhillon will be added as the new portfolio manager. All references to Kelly Cliff are hereby removed from the SAI.